Supplement dated November 16, 2017
to the Statement of Additional Information (the SAI), as supplemented, dated September 11, 2017, for the following funds (each a Fund and together the Funds):
Fund
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio (VP) - Long Government/Credit Bond Fund
Columbia Variable Portfolio (VP) - Strategic Income Fund
Effective immediately, the information under the subsection "The Investment Manager and Subadvisers — Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Funds has been superseded and replaced with the following:
Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
Information is as of December 31, 2016, unless otherwise noted
VP - Long Government/Credit Bond Fund	Tom Murphy(c)	13 RICs 28 PIVs 36 other accounts	$3.13 billion $34.97 billion $5.29 billion	None	Columbia Management	Columbia Management
	Tim Doubeck(c)	11 RICs 34 other accounts	$3.09 billion $4.93 billion	None
VP – Strategic Income Fund	Colin J. Lundgren	2 RICs 94 other accounts	$4.43 billion $1.15 billion	None	Columbia Management	Columbia Management
	Jason Callan(c)	9 RICs 7 PIVs 4 other accounts	$14.85 billion $15.48 billion $0.84 million	None
	Gene R. Tannuzzo	6 RICs 1 PIV 97 other accounts	$4.65 billion $0.40 million $1.20 billion	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of September 30, 2017.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-6512-23 A (11/17)